UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 16, 2021

SOUTHWESTERN ENERGY COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-08246	71-0205415
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10000 Energy Drive

Spring, TX 77389

(Address of principal executive office) (Zip Code)

(832) 796-1000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01	SWN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On August 16, 2021, Southwestern Energy Company (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) among the Company, the subsidiary guarantors party thereto (the “Guarantors”), and BofA Securities, Inc., Citigroup Global Markets Inc. and J.P. Morgan Securities LLC, as representatives of the underwriters named therein (the “Underwriters”), with respect to the offer and sale (the “Notes Offering”) of $1,200,000,000 aggregate principal amount of 5.375% senior notes due 2030 (the “Notes”). The Notes will be guaranteed by the Guarantors. The Notes Offering was registered under the Company’s registration statement on Form S-3, as amended (File No. 333-238633). The Notes Offering is expected to close on August 30, 2021, subject to customary closing conditions. The Company expects to receive net proceeds from the Notes Offering of approximately $1,184,165,000 after deducting the underwriting discounts and estimated offering expenses. The Company intends to use the net proceeds from the Notes Offering to fund cash tender offers (“Tender Offers”) to purchase any and all of the Company’s 7.500% Senior Notes due 2026 (“2026 Notes”) and up to $167,000,000 maximum aggregate principal amount of the Company’s 4.950% Senior Notes due 2025 (“2025 Notes”) and the consent solicitation from the holders of the 2026 Notes for certain proposed amendments to the applicable indenture, to redeem any 2026 Notes not purchased in the Tender Offers, to repay borrowings under its Credit Agreement, and the remainder, if any, to repay other indebtedness or for general corporate purposes.

The Underwriting Agreement includes customary representations, warranties and covenants by the Company and the Guarantors. It also provides for customary indemnification by each of the Company, the Guarantors and the respective Underwriters against certain liabilities arising out of or in connection with sale of the Notes and for customary contribution provisions in respect of those liabilities.

The foregoing summary of the material terms of the Underwriting Agreement and the transaction contemplated thereby is subject to, and qualified in its entirety by, the full text of the Underwriting Agreement, which is attached hereto as Exhibit 1.1 and incorporated herein by reference.

The Underwriting Agreement has been filed with this Current Report on Form 8-K to provide investors and security holders with information regarding its terms and is not intended to provide any other factual information about the Company. The representations, warranties and covenants contained in the Underwriting Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties. The representations and warranties may have been made for the purposes of allocating contractual risk between the parties to the agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Underwriting Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company or any of its subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Underwriting Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

The Underwriters and their affiliates have provided and in the future may continue to provide various financial advisory, cash management, investment banking, commercial banking and other financial services, including the provision of credit facilities and services as dealer managers, to the Company in the ordinary course of business for which they have received and will continue to receive customary compensation.

Item 7.01	Regulation FD Disclosure

The information in this Item 7.01, including Exhibits 99.1 through 99.4, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of Section 18, and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as set forth by specific reference in such filing.

On August 16, 2021, the Company issued a press release announcing the launch of its Bond Offering, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

On August 16, 2021, the Company issued a press release announcing the pricing of its Bond Offering, a copy of which is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

On August 16, 2021, the Company issued a press release announcing the launch of its Tender Offers, a copy of which is attached hereto as Exhibit 99.3 and is incorporated herein by reference.

On August 16, 2021, the Company issued a press release announcing the upsize of its Tender Offer of the 2025 Notes, a copy of which is attached hereto as Exhibit 99.4 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated August 16, 2021, among Southwestern Energy Company, the guarantors party thereto and BofA Securities, Inc., Citigroup Global Markets Inc. and J.P. Morgan Securities LLC, as representatives of the underwriters named therein.

99.1	Press Release of Southwestern Energy Company, dated August 16, 2021.

99.2	Press Release of Southwestern Energy Company, dated August 16, 2021.

99.3	Press Release of Southwestern Energy Company, dated August 16, 2021.

99.4	Press Release of Southwestern Energy Company, dated August 16, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHWESTERN ENERGY COMPANY

Dated: August 17, 2021	By:	/s/ Carl Giesler, Jr.
	Name:	Carl Giesler, Jr.
	Title:	Executive Vice President and Chief Financial Officer